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                                                                   EXHIBIT 10.6

_______________________________________________________________________________


                         NDE ENVIRONMENTAL CORPORATION
                         REGISTRATION RIGHTS AGREEMENT


_______________________________________________________________________________


                          DATED AS OF OCTOBER 25, 1996





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                               TABLE OF CONTENTS

SECTION 1.       DEFINITIONS.  . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 2.       REGISTRATION RIGHTS . . . . . . . . . . . . . . . . . . . 3
        2.1.     Demand Registration.  . . . . . . . . . . . . . . . . . . 3
        2.2.     "Piggyback" Registration. . . . . . . . . . . . . . . . . 5
        2.3.     Registration Procedures.    . . . . . . . . . . . . . . . 6
        2.4.     Demand Offerings. . . . . . . . . . . . . . . . . . . . . 9
        2.5.     Indemnification.  . . . . . . . . . . . . . . . . . . . .10
        2.6.     Adjustments Affecting Registrable Securities. . . . . .  11
        2.7.     Limitation on Registration Rights . . . . . . . . . . .  11

SECTION 3.       RULE 144.   . . . . . . . . . . . . . . . . . . . . . .  11

SECTION 4.       INFORMATION REQUIRED BY RULE 144A.    . . . . . . . . .  12

SECTION 5.       COUNTERPARTS.   . . . . . . . . . . . . . . . . . . . .  12

SECTION 6.       ADDITIONAL HOLDERS. . . . . . . . . . . . . . . . . . .  12

SECTION 7.       ASSIGNMENT.       . . . . . . . . . . . . . . . . . . .  12

SECTION 8.       MISCELLANEOUS.  . . . . . . . . . . . . . . . . . . . .  12
        8.1.     Amendments, Modifications and Waivers.    . . . . . . .  12
        8.2.     Governing Law.  . . . . . . . . . . . . . . . . . . . .  13




                                      i

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        8.3.     Rules of Construction.  . . . . . . . . .  . . . . . . .  13
        8.4.     Notices.    . . . . . . . . . . . . . . .  . . . . . . .  13




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                         REGISTRATION RIGHTS AGREEMENT


         This is the REGISTRATION RIGHTS AGREEMENT dated as of October 25, 1996 ("Agreement") by and between NDE ENVIRONMENTAL CORPORATION ("NDE"), a Delaware corporation, and BANC ONE CAPITAL PARTNERS, L.P. ("BOCP"), an Ohio limited partnership, provided for and entered into pursuant to the Note and Warrant Purchase Agreement dated as of October 25, 1996, as amended, restated, supplemented or otherwise modified from time-to-time, ("Purchase Agreement") by and among BOCP, as purchaser, and NDE, TANKNOLOGY/NDE CORPORATION, USTMAN INDUSTRIES, INC., PROECO, INC., and TANKNOLOGY CANADA (1988), INC., as sellers.

         BOCP and each other Person added to this Agreement as provided for in
Section 6 hereof, together with their respective successors and assigns, are referred to collectively as the "Holders" and individually as a "Holder." NDE, together with its successors and assigns is referred to as the "Company." The Holder and the Company are referred to collectively as the "Parties," and individually as a "Party."

         THIS AGREEMENT IS ONE OF THE "RELATED DOCUMENTS" REFERRED TO IN THE PURCHASE AGREEMENT

         In consideration of their mutual promises set forth in this Agreement and the Purchase Agreement, the Parties hereby agree as follows:

         Section 1.       DEFINITIONS.

                 (a) Purchase Agreement Definitions. All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Purchase Agreement. The terms defined in the Purchase Agreement that are used with such definitions in this Agreement include:

                 "Notice"
                 "Person"

                 (b) Other Definitions. As used in this Agreement, the following terms shall have the specified definitions:

                 Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act





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                 of 1934 shall include a reference to the comparable section, if any, of any such similar federal statute.

                 Preemptive Shares. The Common Shares or Common Shares issued upon conversion or exercise of Convertible Securities purchased pursuant to the provisions of the Preemptive Rights Agreement dated as of October 25, 1996, provided for and entered into by NDE and BOCP pursuant to the Purchase Agreement.

                 Registrable Securities: (a) Any Warrant Shares or Preemptive Shares, and (b) any securities issued or issuable with respect to any such Warrant Shares or Preemptive Shares by way of dividend or distribution or in connection with a recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold in accordance with such registration statement,
                 (ii) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act, (iii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force, or (iv) such securities shall have ceased to be outstanding.

                 Registration Expenses: All expenses incident to The Company's performance of or compliance with Section 3, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

                 Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal statute.





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                 Warrant Share(s). The Common Shares issued upon the exercise of the Warrants evidenced by the Warrant Certificate dated as of October 25, 1996 (or any replacement certificates therefor) issued and provided for in the Purchase Agreement.


         Section 2.        REGISTRATION RIGHTS.

         2.1.    Demand Registration.

                 (a) By notice to the Company, any Holder owning of record more than 25% of the then outstanding Registrable Securities may request that the Company effect the registration under the Securities Act of all or any part of such Holders' Registrable Securities. Such Notice shall specify (i) the intended method of disposition thereof, and (ii) whether or not such requested registration is to be an underwritten offering. Upon receipt of such notice, the Company will promptly give Notice of such requested registration to all other Holders and thereupon the Company will use all reasonable efforts to effect the registration under the Securities Act of:

                 (i) the Registrable Securities which the Company has been so requested to register by the requesting Holder; and

                 (ii) all other Registrable Securities which the Company has been requested to register by any other Holder by Notice to the Company within thirty (30) days after the date of such Notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities to be so registered.

                 The Company shall not be required to effect more than two registrations for any or all Holders pursuant to requests made pursuant to this section.

                 (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this section in connection with an underwritten offering, no securities other than Registrable Securities shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised each holder of Registrable Securities to be covered by such registration in writing that the inclusion of such other securities would not adversely affect such offering or
(ii) the Holders of all Registrable Securities to be covered by such registration shall have consented in writing to the inclusion of such other securities.

                 (c) Postponement of Registration. The Company shall be entitled to postpone, for a reasonable period of time not in excess of 90 days after its receipt of a Notice, the filing of any registration statement, if
(i) at any time prior to the filing of such registration statement the Company determines, in its reasonable business judgment, that such registration and offering could interfere with or otherwise adversely affect any financing, acquisition, corporate reorganization, or





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other material transaction or development involving the Company or any of its affiliates or require the Company to disclose matters that otherwise would not be required to be disclosed at such time and (ii) the Company gives the Holders written notice of such postponement. Any such notice need not specify the reasons for such postponement if the Company determines, in its reasonable business judgment, that doing so would interfere with or adverseley affect such transaction or development or would result in the disclosure of material non-public information. In the event of such postponement, the Company shall file such registration statement as soon as practicable after it shall determine, in its reasonable business judgment, that such registration and offering will not interfere with the matters described in the first sentence of this Section 2.1(c). If the Company shall postpone the filing of any registration, Holders holding in the aggregate 25% or more of the Registrable Shares requested to be included in such registration statement shall have the right to withdraw their request for such registration by giving notice to the Company within 15 days of the notice of postponement. Such withdrawal request shall be deemed to apply to all Holders who hold Registrable Shares that had been requested to be included in such registration statement. In the event that the Holders withdraw their request in the foregoing manner, such request shall not be counted for purposes of determining the number of registrations to which Sellers are entitled pursuant to Section 2.1(a) hereof.

                 (d) Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this section. If a registration begun pursuant to a request made under Section 3.1(a) is withdrawn by the holders of the Registrable Securities making such request because information concerning the Company is disclosed that is materially and adversely different from the information known to such holders at the time such request was made, the Company will pay all Registration Expenses in connection with such request without reducing the number of registrations which the Holders have a right to cause the Company to effect under section hereof; provided, however, that if the Holders withdraw or, provided, however, that, if such a registration is withdrawn for any other reason, the Holders will reimburse the Company for such Registration Expenses

                 (e) Effective Registration Statement. A registration requested pursuant to this section shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective,
(ii) if after it has become effective, such registration becomes the subject of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied.

                 (f) Selection of Underwriters. If a requested registration pursuant to this section involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company.

                 (g) Priority in Requested Registrations. If a requested registration pursuant to this section involves an underwritten offering, and the managing underwriter shall advise the Company





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in writing (with a copy to each Holder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Holders, the Company will include in such registration the number of Registrable Securities that the Company is so advised can be sold in such offering, pro rata among the holders thereof requesting such registration on the basis of the number of such Registrable Securities requested to be included by such holders. In connection with any registration as to which the provisions of this clause (g) apply, no securities other that Registrable Securities shall be covered by such registration.

         2.2.    "Piggyback" Registration.

                 (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act (other than by a registration on Forms S-8 or S-4 or any successor or similar form and other than pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt Notice to the Holders. Upon request of any such Holder to the Company made within 30 days after the receipt of any such Notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use all reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders, to the extent necessary to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities to be registered. If, at any time after giving written Notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, as its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligations to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder entitled to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registration, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this section shall relieve the Company of its obligation to effect any registration under
Section 2.1. the Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this section.

                 (b) Priority in Registrations. If (i) a registration pursuant to this section involves an underwritten offering of the securities, and (ii) the managing underwriter shall inform the Company and the holders of the Registrable Securities requesting such registration of its belief that the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, then the Company will include in such registration, to the extent to which the Company is advised can be sold in such offering, securities as follows:





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                 (i)      If such registration is for an offering of securities
                          for the account of the Company, first, all securities proposed by the Company to be sold for its own account, second, such Registrable Securities requested by the Holders to be included in such registration, and third, all other securities of the Company requested to be included in such registration pro rata on the basis of the number of shares of such securities so requested to be included;

                 (ii) if such registration is for other than an offering described in (i) above, such Registrable Securities requested to be included in such registration and all other securities proposed by the Company to be sold for its own account shall be included in such registration on a pro rata on the basis of the number of shares of such Registrable Securities and such other securities so proposed to be sold.

         2.3. Registration Procedures. If the Company is required to use all reasonable efforts to effect the registration of any Registrable Securities as provided in Sections 2.1 and 2.2, the Company will expeditiously as possible:

                 (i) prepare and as soon thereafter as possible file with the Commission the registration statement to effect such registration and thereafter use all reasonable efforts to cause such registration statement to become effective, provided that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                 (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act in all material respects with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the Holders set forth in such registration statement;

                 (iii) furnish to each Holder such number of prospectuses and copies of each such amendment and supplement thereto and such other documents as such Holder may reasonably request;

                 (iv) use all reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, to keep such registration or qualification in effect for so





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                          long as such registration statement remains in
                          effect, and take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities owned by the Holders, except that the Company shall in no event be required to qualify to do business as a foreign corporation or as a dealer in any jurisdiction where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such jurisdiction, to execute or file any general consent to service of process under the laws of such jurisdiction, to execute or file any general consent to service of process under the laws of any jurisdiction, to take any action that would subject it to service of process in suits other than those arising out of the offer and sale of the Registrable Shares covered by such registration statement, or to subject itself to taxation in any jurisdiction where it has not theretofore done so; and

                 (v) use all reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities;

                 (vi) furnish to the Holders a signed counterpart, addressed to the Holders (and underwriters, if any) of

                          (x) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the Holders, and

                          (y) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified The Company's financial statements included in such registration statement, covering substantially the same matters as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings;

                 (vii) notify each Holder upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement includes an untrue statement of a material facts or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made,





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                          and at the reasonable request of any such Holder use
                          its diligent efforts to promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment to such prospectus as may be necessary;

                 (viii) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the Commission, and furnish to each Holder at least two business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus ;

                 (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

                 (x) use all reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed; and

                 (xi) enter into such agreements and take such other actions as the Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each Holder to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

         The Company's obligations under this Agreement to a Holder shall be conditioned upon such Holder's compliance with the following:

                 (a) such Holder shall enter into such agreements with the Company and any underwriter, broker- dealer or similar securities industry professional containing representations, warranties, indemnities and agreements as are in each case customarily entered into and made by selling stockholders, and will cause its counsel to give any legal opinions customarily given, in secondary distributions under similar circumstances;

                 (b) during such time as such Holder may be engaged in a distribution of the Registrable Securities, such Holder will comply with all applicable laws including but not limited to Rules 10b-6 and 10b-7 promulgated under the Exchange Act and pursuant thereto will, among other things: (i) not engage in any stabilization activity in connection with the securities of the Company in contravention of such rules; (ii) distribute the Registrable Securities owned by such Holder solely in the manner described in the registration statement; (iii) cause to be furnished to each underwriter, agent or broker-dealer to or through whom the Registrable Securities owned by such Holder may be offered, or to the offeree if an offer is made directly by the Holder, such copies of the prospectus (as amended and supplemented to such date) and documents incorporated by reference





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
therein as may be required by such underwriter, agent, broker-dealer or offeree; and (iv) not bid for or purchase any securities of the Company or attempt to induce any person to purchase any securities of the Company other than as permitted under the Exchange Act;

                 (c) other than in the case of an underwritten public offering, at least ten (10) days prior to any distribution of Registrable Securities, such Holders will advise The Company in writing of the dates on which the distribution will commence and terminate, the number of the Registrable Securities to be sold, the terms and the manner of sale (including, to the extent applicable, the purchase price, the name of any underwriter, agent or broker-dealer to or through whom such distribution is being made, and the amount of any selling commissions or other items constituting compensation to such underwriter, agent or broker-dealer) and the number of Registrable Securities that will be owned beneficially by such Holder after giving effect to such sale; and

                 (d) that upon receipt of any notice from the Company of the happening of any event of the kind described in the subdivision (vii) of this section, such Holder will forthwith discontinue the disposition of Registrable Securities pursuant to the registration statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this section and, if so directed by the Company, will destroy all copies, other than permanent file copies, then in such Holder's possession of the prospectus relating to such Registrable Securities.

         2.4.    Demand Offerings.

                 (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering, the Company will enter into an underwriting agreement with such underwriters, such agreement to be satisfactory is substance and form to the Company and the underwriters and to contain such terms as are generally prevailing in agreements of this type. No Holder shall be required to make any representations and warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.

                 (b) Piggyback Underwritten Offerings. If the Company at any time proposes to register any of its securities as contemplated by Section
2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Holders, arrange for such underwriters to include all the Registrable Securities to be offered and sold by the Holders among the securities to be distributed to such underwriters.
No Holder shall be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and any other representation required by law.





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
         2.5.    Indemnification.

                 (a) Indemnification by the Company. In the event of any registration pursuant to Section 2.1 or 2.2, the Company will, and hereby does, indemnify and hold harmless the Holders, their directors, partners, members and officers, each other Person who participates as an underwriter in the offering on behalf of the Holders and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any one of them may become subject under the Securities Act or otherwise, and the Company will reimburse the Holders and each other Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or the prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, subject to Section 2.5(c), the Company will reimburse such indemnified parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such losses; provided, however, that the Company will not indemnify or hold harmless any indemnified party from or against any such losses (i) that arise out of or are based upon any violation of any federal or state securities laws, rules or regulations committed by any of the indemnified parties (or any person who controls any of them or any agent, broker-dealer or underwriter engaged by them) or in the case of a non-underwritten offering, any failure by such Holder to give any purchaser of Registrable Securities at or prior to the written confirmation of such sale, a copy of the most recent prospectus or (ii) if the untrue statement, omission or allegation thereof upon which such losses or expenses are based (x) was made in reliance upon and in conformity with the information provided by or on behalf of any indemnified party specifically for use or inclusion in the registration statement or any prospectus, or (y) was made in any prospectus used after such time as the Company advised such Holder that the filing of a post-effective amendment or supplement thereto was required, except that prospectus as so amended or supplemented, or (z) was made in any prospectus used after such time as the obligation of the Company hereunder to keep the registration statement effective and current has expired or been suspended hereunder.

                 (b) Indemnification by the Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.1, or 2.2, that the Company shall have received an undertaking satisfactory to it from the Holders to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this section) the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement, or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged





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
omission was made in reliance upon and in conformity with written information furnished to the Company by the Holders specifically stating that it is for use in preparation of such registration statement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by the Holders. Notwithstanding the foregoing, the aggregate liability of any Holder for any indemnification under this section shall be limited to the aggregate net proceeds received by such Holder from the sale of securities pursuant to such registration statement. Holders agree to contribution and indemnity in the agreement to the extent customarily requested by the underwriter.

                 (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligation under the preceding subdivisions of this section, except to the extent that the indemnifying party is actually prejudiced by such failure. Unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying party may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party of its election to assume the defense, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         2.6. Adjustments Affecting Registrable Securities. The Company will not effect or permit to occur any combination or subdivision of Registrable Securities which would adversely affect the ability of the Holders to include such Registrable Securities in any registration contemplated by this Section or the marketability of such Registrable Securities under any such registration.

         2.7. Limitations on Registration Rights. Notwithstanding the provisions of Section 2 hereof, the Company shall not be required to effect or maintain any registration if the Company, in order to comply with such request, would be required to undergo a special interim audit or prepare and file with the Commission sooner than would otherwise be required, pro forma or other financial statements relating to any proposed or probable transaction.

         SECTION 3.       RULE 144.

If the Company shall have filed a registration statement, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any Holder, make publicly available other information) and will take such further action as such Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission.

         SECTION 4.       INFORMATION REQUIRED BY RULE 144A.

The Company covenants that it will, upon the request of any Holder, provide such Holder, and any institutional investor designated by such Holder, such financial and other information as such Holder may reasonably determine to be necessary in order to permit such Holder's compliance with the informational requirements of Rule 144A under the Securities Act in connection with the resale of any Registrable Securities, except at such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

         SECTION 5.       COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         SECTION 6.       ADDITIONAL HOLDERS.

         NDE and BOCP may by written agreement add additional record owners of Common Shares as "Holders" under this Agreement; provided that each such additional Holder agrees in writing to be bound by the terms of this Agreement.

         SECTION 7.       ASSIGNMENT.

         BOCP may assign its rights hereunder only (a) in connection with the sale or other disposition of (i) all of its Registrable Securities, or (ii) all of its Warrants, or (b) with the express written consent of the Company, which consent may be withheld by the Company in the exercise of its sole discretion.

         SECTION 8.       MISCELLANEOUS.

         8.1. Amendments, Modifications and Waivers. This Agreement may not be amended, modified, supplemented or otherwise modified except by an express written agreement executed and delivered by the Company and the Holder. Compliance by the Company with the covenants set forth in this Agreement may be waived only by an express writing executed and delivered by the Holder.





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
         8.2. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         8.3.    Rules of Construction.  The rules of construction set forth in
Section 12(i) of the Purchase Agreement are applicable to this Agreement.

         8.4. Notices. The notice provisions set forth in this Section 12(j) of the Purchase Agreement are applicable to this Agreement

         The parties have executed and delivered this Agreement effective as of the day and year first above written.

                                    NDE ENVIRONMENTAL
                                    CORPORATION

                                    By:  /s/ JAY ALLEN CHAFFEE
                                       -----------------------------
                                    Its:
                                       -----------------------------

                                    BANC ONE CAPITAL PARTNERS,
                                    L.P.

                                    By:  BOCP Corporation,
                                         General Partner

                                    By:  /s/ JAMES H. WOLFE
                                       -----------------------------------
                                    Its: James H. Wolfe, Authorized Signer
                                       -----------------------------------





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